                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2004

                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

      Maryland                000-49806               04-3639825
-------------------           ----------             -------------

   (State or other            Commission           (I.R.S. Employer
    jurisdiction             File Number          Identification No.)
 of incorporation or
    organization)

                610 Bay Blvd.                           91910
           Chula Vista, California
  ----------------------------------------            ----------
  (Address of principal executive offices)            (Zip code)

                                 (619) 691-9741
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Press Release

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     The purpose of this amendment is to correct a typographical error in Item
     8.01 of the Form 8-K filed on November 23, 2004.  The cash dividend declared was "$0.12", not "$.012 as previously reported.

Item 8.01.    Other Events.

     On November 23, 2004, First PacTrust Bancorp, Inc. (the "Company")
announced that its Board of Directors had declared a cash dividend of $0.12 per share on the Company's outstanding common stock, payable on December 17, 2004 to shareholders of record at the close of business on December 3, 2004. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

              Financial Statements and Exhibits.

Item 9.01.

     (c)  Exhibits

            99.1      Press Release, dated November 23, 2004, of First PacTrust
                      Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST PACTRUST BANCORP, INC.

Date:  December 2, 2004              /s/ James P. Sheehy
                                     -------------------------------------------

                                     James P. Sheehy
                                     Executive Vice President
                                     Secretary and Treasurer

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                                Index to Exhibits

Exhibit
Number            Description of Exhibit
-------           ----------------------

99.1              Press release, dated November 23, 2004, of First
                  PacTrust Bancorp, Inc.

End.